UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2007

THE STALLION GROUP

(Exact name of registrant as specified in its charter)

Nevada

       000-51605

98-0429182

(State or other jurisdiction

    (Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

#604 – 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

(Address of principal executive offices) (Zip Code)

 (604) 662-7901

Registrant’s telephone number including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to section 78.207 of the Nevada Revised Statutes, The Stallion Group (“Stallion”) increased its issued and outstanding shares of common stock on the basis of two (2) new shares for every one (1) old share and correspondingly increased its authorized capital from 600,000,000 shares of common stock to 1,200,000,000 shares of common stock, effective April 17, 2007.  There are currently 67,254,748 issued and outstanding shares of common stock of Stallion.  The shares will trade on a post-increase basis commencing April 18, 2007.

Pursuant to section 78.209 of the Nevada Revised Statutes, a Certificate of Change was filed with the Nevada Secretary of State on April 13, 2007.

Item 9.01  Financial Statements and Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit 99.1

Certificate of Change filed with the Nevada Secretary of State on April 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Stallion Group
Date	April 17, 2007	(Registrant)
/s/ Kulwant Sandher
Kulwant Sandher, Chief Financial Officer